BLACKROCK FUNDSSM
BlackRock Global Equity Absolute Return Fund
(the “Fund”)
Supplement dated December 27, 2024 to the
Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”) of the Fund,
each dated July 29, 2024, as supplemented to date
The Fund currently operates as a diversified fund under the Investment Company Act of 1940, as amended.
Accordingly, effective immediately, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:
The last paragraph in the section of each Summary Prospectus entitled “Key Facts About BlackRock Global Equity Absolute Return Fund — Principal Investment Strategies of the Fund” and the last paragraph in the sections of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Global Equity Absolute Return Fund — Principal Investment Strategies of the Fund” and “Details About the Fund — How the Fund Invests — Principal Investment Strategies” are deleted in their entirety.
The section of each Summary Prospectus entitled “Key Facts About BlackRock Global Equity Absolute Return Fund — Principal Risks of Investing in the Fund” and the sections of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Global Equity Absolute Return Fund — Principal Risks of Investing in the Fund,” and “Details About the Fund — Investment Risks — Principal Risks of Investing in the Fund” are amended to delete “Non‑Diversification Risk.”
The following is inserted immediately after the fifth paragraph of the section of the SAI entitled “Investment Restrictions — Notations Regarding the Fund’s Fundamental Investment Restrictions”:
The Fund is currently classified as a diversified fund under the Investment Company Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the Investment Company Act, the Fund cannot change its classification from diversified to non‑diversified without shareholder approval.
The first paragraph of the section of the SAI entitled “Additional Information — The Trust” is deleted in its entirety and replaced with the following:
The Trust was organized as a Massachusetts business trust on December 22, 1988, and is registered under the Investment Company Act as an open‑end management investment company. The Fund is classified as diversified. Effective January 31, 1998, the Trust changed its name from Compass Capital FundsSM to BlackRock FundsSM. The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share, which may be divided into different series and classes.
Shareholders should retain this Supplement for future reference.
PR2SAI-GEAR-1224SUP